FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2024
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

2024 at a Glance

(unaudited)
The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

Stock Data (12/31/24)
NYSE Symbol	ADX
Market Price	$20.20
52-Week Range	$17.18–$22.62
Discount	10.8%
Shares Outstanding	117,585,976

Summary Financial Information
Year Ended December 31,	2024	2023
Net asset value per share (NASDAQ: XADEX)	$22.64	$20.56
Total net assets	2,662,523,552	2,550,393,350
Average net assets	2,744,961,718	2,332,376,642
Unrealized appreciation on investments	1,284,348,246	1,050,536,379
Net investment income	19,237,126	21,016,306
Net realized gain (loss)	296,517,885	138,684,371
Total return (based on market price)	28.1%	31.2%
Total return (based on net asset value)	23.6%	27.5%
Ratio of expenses to average net assets	0.56%	0.61%
Annual distribution rate	10.9%	8.1%
2024 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2024	$0.01	Long-term capital gain
March 1, 2024	0.04	Investment income
May 31, 2024	0.05	Investment income
August 30, 2024	0.40	Long-term capital gain
August 30, 2024	0.04	Investment income
December 23, 2024	1.62	Long-term capital gain
December 23, 2024	0.30	Short-term capital gain
December 23, 2024	0.04	Investment income
	$2.50
2025 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 17, 2025
Time: 10:00 a.m.

Letter from Chief Executive Officer
James P. Haynie

Dear Fellow Shareholders,
Heading into 2024, with the stock market’s impressive gains of 2023 fresh in their minds, investors were still faced with uncertainty. The contentious U.S. election promised to provide twists and turns throughout the year. Geopolitical uncertainty was high and rising. The U.S. Federal Reserve (Fed) was expected to reduce interest rates, but when, how fast, and by how much? Inflation was moderating and the U.S. economy remained resilient—in better shape than many around the world. A soft landing for the economy seemed within reach, but far from assured. The Chinese economy was beset by problems and slowing growth, but hopes were resting on a stimulus-fueled recovery. Many prognosticators opined that the U.S. led, mega-cap, artificial intelligence (AI)-fueled global equity rally would not continue on its current pace.
A lot changed in 2024. Donald Trump won the Presidency, and the Republicans secured a majority in both houses of Congress, settling one of 2024’s biggest questions marks. Events in Gaza, Ukraine, Syria, and elsewhere turned the geopolitical heat up, not down. The Fed started to ease monetary policy, lowering interest rates in September for the first time in four years. Although the Fed cut interest rates two more times in 2024, hotter-than-expected inflation readings called the extent of this easing cycle into question. The American economy—at least in terms of GDP growth and a cooling, yet still solid labor market—remained
“We distributed 10.9% to our shareholders in 2024, exceeding our 8% annual commitment.”

resilient, but recessionary fears flared in Europe. The effectiveness of China’s stimulus efforts remained a question mark. Meanwhile, stocks marched higher, nearly matching 2023’s gains. Led by the strength of AI stocks, the S&P 500 Index notched its best two-year run since 1997-1998. Once again, many people ended the year believing the AI trade can’t continue to drive markets higher, at least not on this trajectory.
Our Fund generated a 23.6% total return on net asset value during the year, trailing the S&P 500, but ahead of our peer group. Our total return on market price was 28.1%, outperforming the S&P 500’s 25.0% return by 3.1 percentage points. In May 2024, the Fund’s Board of Directors adopted a managed distribution policy to distribute at least 2% of average net asset value each quarter. We distributed 10.9% to our shareholders in 2024, exceeding our 8% annual commitment.
2024 Market Recap
The Magnificent Seven (Mag 7) of Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla accounted for more than half of the S&P 500’s return in 2024, despite some periods of weakness within the group. Ten of the 11 S&P 500 sectors posted gains, with seven in double digits and five advancing more than 20%, including Financials and Utilities. The lone exception was the Materials sector, which was flat for the year.
The year opened with a continuation of 2023’s rally, as strong fourth quarter earnings and upwardly revised 2024 earnings expectations buoyed investor sentiment. When the Fed indicated that interest rate cuts might be later and fewer than the market expected in late 2023, investors shrugged off the news. AI stocks drove the first quarter’s double-digit gain, but there were signs of broadening, with the Energy, Financials, and Industrials sectors keeping pace or bettering the Index’s returns. Like U.S. stocks, global stocks reached multiple all-time highs, and commodities broadly rose, led by a surge in gold prices.
The S&P 500 rose 15.3% in the first half of 2024, as five of the Mag 7 stocks accounted for 60% of the gain. The AI trend broadened as the need for electricity to power AI data centers helped drive the Utilities sector, led by power generators, to strong gains. The Energy and Financials sectors also produced double-digit returns during the first six months of the year.

Letter To Shareholders (continued)

The S&P 500 ended the third quarter with its 43rd all-time high of 2024. After a pullback in August amid a resurgence of recessionary fears and a brief spike in volatility, stocks resumed their climb as inflation data cooled and the economy continued to grow. September brought the long-awaited interest rate cut by the Fed, which increased confidence in the likelihood of a soft landing. Market leadership reversed during the quarter, and the breadth of gainers increased significantly, as small- and mid-cap stocks outperformed their larger peers. Within the S&P 500, the Utilities, Real Estate, and Industrials sectors outpaced IT and Communication Services.
U.S. equities advanced more modestly in the fourth quarter of 2024. After being down slightly on a quarter-to-date basis prior to the November U.S. election, the S&P 500 rallied amid optimism that Donald Trump’s victory and the Republican Party’s majority in both chambers of Congress would lead to market-friendly policies. However, equities pulled back in late December after the Fed made its third rate cut of 2024 and signaled a potentially slower pace for easing in 2025.
Commodities pricing was mixed in 2024. The Bloomberg Commodity Index rose for the year, led in part by gold prices, which reached multiple all-time highs before hitting some post-election volatility. Gold prices rose over 27% during the year. Crude oil traded in a narrow range in 2024—the U.S. Energy Information Administration reported that, adjusted for inflation, Brent crude’s range was the narrowest since 2003. The offsetting dynamics of heightened geopolitical risks and voluntary production restrictions from OPEC+ against strong production growth outside of OPEC and concerns about slower demand growth kept oil prices range bound. West Texas Intermediate (WTI) crude oil prices finished the year essentially flat, just below $72 per barrel.
Portfolio Performance
Our Fund advanced 23.6% in 2024, compared to a 25.0% return for the S&P and a 22.7% return for our peer group, the Morningstar U.S. Large Blend Category. Consumer Staples and Information Technology (IT) were the largest positive sector contributors to our relative performance. Conversely, stock selection within Health Care and Financials negatively impacted our results.
Our Consumer Staples holdings advanced 23.4%, significantly outperforming the 14.9% return of the sector in the S&P 500. Key contributors included our positions in Walmart and Philip Morris International. Retailing giant Walmart was the best performing stock in the sector, rising 74.0%, as the company’s value proposition continued to resonate with consumers. Walmart reported better than expected revenue and profit growth throughout the year. Philip Morris was also a strong contributor to the sector’s relative return as accelerating demand for smoke-free products drove strong organic growth, which supported margins and earnings.
In IT, strong stock selection in the hardware group helped the Fund, as its sector return of 38.1% outpaced the index’s 36.6% result. The leading contributor was cloud and data center networking solutions provider Arista Networks, which benefited from the strong demand for AI data centers. The company’s high-speed switches support enterprise networks and hyperscale cloud providers, including Microsoft and Meta Platforms. As a result, Arista repeatedly beat sales and profit expectations. The Fund’s positioning in Apple was a key contributor across the year. After benefitting from an underweight position in the first four months of the year as growth fell short of expectations, we added to our position in May ahead of the stock rising in anticipation that its new AI-enabled phones would lead to improving sales growth.
In contrast, our Health Care holdings generated a -4.9% return during the period, compared to a 2.6% advance for the sector in the S&P 500. Stock specific issues were the primary drivers of underperformance. Management lowering expectations negatively impacted our holdings in both DexCom, a maker of diabetes monitoring equipment, and Edwards Lifesciences, a provider of transcatheter aortic heart-valve replacements. Increasing competitive concerns impacted our investments in Zoetis, a provider of veterinary drugs and products, and Regeneron Pharmaceuticals, a biotechnology company with several leading products. Despite these competitive issues, we remain confident in their ability to continue to generate meaningful earnings growth.

Letter To Shareholders (continued)

Stock selection also weighed on our relative results in Financials. Our holding in credit-ratings and data provider S&P Global underperformed as stronger demand for debt refinancing didn’t materialize as quickly as anticipated. However, we expect demand to improve in 2025. Our investment in Charles Schwab was negatively impacted by the recurrence of deposit pricing costs that we thought were behind the Company. Our investment in several banks, including JPMorgan Chase and PNC Financial Services, helped offset some of the shortfall in the sector.
Outlook for 2025
A year ago, we wrote that whether the glass is half full or half empty remained very much up for debate. After a two year run-up for equities, driven higher by AI and the resilience of the consumer and the U.S. economy, the glass ought to be overflowing. And yet, in many ways, uncertainty continues to reign. That’s always true, of course, but it feels a little beyond normal these days. Aside from the big-picture issues—global conflicts, still-stubborn inflation that threatens the consumer, and a lack of clarity on the path of interest rates—lie questions surrounding the incoming administration. We know a lot about what President Trump would like to do, including support a strong stock market. However, at this point we don’t know how much policies will actually change, or what impact those changes will have.
The market and the economy have overcome a lot of challenges in recent years. Are they up for it again in 2025? Will the Fed truly achieve its hoped-for soft landing? Will the market’s run continue as AI fuels earnings and economic growth? Or will growth slow, prompting a pullback from today’s high equity valuations? The truth is, no matter what the so-called experts say this time of year, no one knows. The reality will likely fall somewhere in the middle, and we may close 2025 still wondering about the proverbial water level in the glass. That’s why we believe that taking a long-term, disciplined view is the best way forward. Especially in times like these, it’s vitally important to continue to strike a balance between seeking growth opportunities and managing risk.
We appreciate your trust and look forward to the year ahead.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
January 24, 2025

Investment Growth

(unaudited)
The following shows the value of hypothetical $10,000 investments in the Fund at market price and in the Fund’s benchmark over the past 10 years with dividends and distributions reinvested. All Fund distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date. Amounts do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/24
	Years
	1	3	5	10
ADX Market Price	28.1%	10.5%	15.3%	14.1%
S&P 500 Index	25.0%	8.9%	14.5%	13.1%
Morningstar U.S. Large Blend Category	22.7%	7.8%	13.3%	11.8%

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2024
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Apple Inc.	$213,508,092	8.0%
Microsoft Corporation	187,989,000	7.1
NVIDIA Corporation	183,480,427	6.9
Amazon.com, Inc.	126,544,152	4.8
Alphabet Inc. Class A	104,777,550	3.9
Meta Platforms, Inc. Class A	75,647,892	2.8
Broadcom Inc.	65,888,928	2.5
Adams Natural Resources Fund, Inc.*	50,891,883	1.9
JPMorgan Chase & Co.	50,521,999	1.9
Tesla, Inc.	49,187,712	1.8
	$1,108,437,635	41.6%

*
Non-controlled affiliated closed-end fund

Sector Weightings as a Percent of Net Assets

35%
30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,321,503,340)	$2,592,099,872
Non-controlled affiliate (cost $37,456,699)	50,891,883
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $22,225,901)	22,226,431	$2,665,684,186
Cash		73,922
Dividends receivable		1,296,582
Prepaid expenses and other assets		4,325,207
Total Assets		2,671,379,897

Liabilities
Due to officers and directors (note 8)		4,061,299
Accrued expenses and other liabilities		4,795,046
Total Liabilities		8,856,345
Net Assets		$2,662,523,552

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 117,585,976 shares (includes 13,480 deferred stock units) (note 7)		$117,586
Additional capital surplus		1,343,364,418
Total distributable earnings (loss)		1,319,041,548
Net Assets Applicable to Common Stock		$2,662,523,552
Net Asset Value Per Share of Common Stock		$22.64

*
See Schedule of Investments beginning on page 18.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2024
Investment Income
Income:
Dividends (includes $1,428,670 from affiliates and net of $35 in foreign taxes)	$33,655,966
Other income	926,153
Total Income	34,582,119
Expenses:
Investment research compensation and benefits	6,949,578
Administration and operations compensation and benefits	3,027,302
Occupancy and other office expenses	846,027
Investment data services	788,229
Directors’ compensation	419,000
Shareholder reports and communications	1,076,361
Transfer agent, custody, and listing fees	706,961
Accounting, recordkeeping, and other professional fees	426,306
Insurance	286,759
Audit and tax services	144,128
Legal services	674,342
Total Expenses	15,344,993
Net Investment Income	19,237,126

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	293,709,887
Net realized gain (loss) on total return swap agreements	312,616
Net realized gain distributed by non-controlled affiliate	2,495,382
Change in unrealized appreciation on investments (includes $2,292,069 from affiliates)	233,811,867
Net Gain (Loss)	530,329,752
Change in Net Assets from Operations	$549,566,878
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2024	2023
From Operations:
Net investment income	$19,237,126	$21,016,306
Net realized gain (loss)	296,517,885	138,684,371
Change in unrealized appreciation	233,811,867	393,221,060
Change in Net Assets from Operations	549,566,878	552,921,737

Distributions to Shareholders from: Total distributable earnings	(282,402,213)	(157,056,009)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	123,709,797	55,202,886
Cost of shares purchased (note 5)	(278,744,260)	(1,412,997)
Change in Net Assets From Capital Share Transactions	(155,034,463)	53,789,889
Total Change in Net Assets	112,130,202	449,655,617

Net Assets:
Beginning of year	2,550,393,350	2,100,737,733
End of year	$2,662,523,552	$2,550,393,350
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,340,933 shares of PEO, a non-diversified, closed-end investment company, representing 8.9% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At December 31, 2024, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Distributions — Distributions to shareholders are recorded on the ex-dividend date. Effective in the third quarter of 2024, the Fund employs a Managed Distribution Policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value per year. Average net asset value is based on the average of the previous four quarter-end net asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.

Notes To Financial Statements (continued)

Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2024, shared expenses totaled $19,514,999, of which $4,167,965 and $2,041 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at December 31, 2024.
Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Segment Reporting — The Fund’s primary business is to invest assets to generate returns from investment income and capital appreciation and is operated as a single segment in carrying out its investment objective. The Fund’s management committee, comprised of the Fund’s chief executive officer, chief financial officer, and general counsel, serves as the chief operating decision maker in determining key operating decisions that include capital allocation and expense structure for the Fund and executing significant contracts on behalf of the Fund. All significant expense categories are presented on the Statement of Operations and used for budgeting purposes. The management committee uses change in net assets from operations, as presented on the Statement of Operations, and total investment return based on net asset value and ratio of expenses to average net assets, as presented on the Financial Highlights, to assess fund performance and allocate resources.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Notes To Financial Statements (continued)

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At December 31, 2024, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,642,991,755	$—	$—	$2,642,991,755
Other investments	—	—	466,000	466,000
Short-term investments	22,226,431	—	—	22,226,431
Total investments	$2,665,218,186	$—	$466,000	$2,665,684,186

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2023				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at December 31, 2024				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2024, the identified cost of securities for federal income tax purposes was $1,381,694,588 and net unrealized appreciation aggregated $1,283,989,598, consisting of gross unrealized appreciation of $1,321,436,838 and gross unrealized depreciation of $37,447,240.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2024, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2024 and December 31, 2023 were classified as ordinary income of $53,969,713 and $18,155,224, respectively, and long-term capital gain of $228,562,016 and $139,035,142, respectively. The tax basis of distributable earnings at December 31, 2024 was $16,109,835 of undistributed ordinary income and $21,193,591 of undistributed long-term capital gain.

Notes To Financial Statements (continued)

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2024 were $1,677,034,020 and $2,098,393,011, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At December 31, 2024, there were no open total return swap agreements. During the year ended December 31, 2024, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $7,517,162 and $(7,506,106), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2024, there were no securities pledged as collateral and no cash collateral was held by the Fund.

Notes To Financial Statements (continued)

5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
The Fund pays distributions four times a year under the MDP in newly issued shares of its Common Stock, unless a shareholder elects to receive cash. Shares are issued at the lower of the net asset value per share or the closing market price on the date of valuation. Prior to the adoption of the MDP, the Fund issued shares in payment of the fourth quarter distribution, by shareholder election, at the average market price on the date of valuation. Additionally, the Fund issues shares as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
Pursuant to a tender offer approved by the Fund’s Board of Directors to acquire up to 10 percent of the Fund’s outstanding shares, the Fund purchased 12,405,174 shares of its Common Stock at a price of $22.47 on August 2, 2024.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.
Transactions in its Common Stock for 2024 and 2023 were as follows:
	Shares		Amount
	2024	2023	2024	2023
Shares issued in payment of distributions (at a weighted average discount from net asset value of 8.0% and 12.3%, respectively)	5,939,511	3,243,589	$123,709,797	$55,202,886
Shares purchased in tender offer (at a weighted average discount from net asset value of 2.0% in 2024)	(12,405,174)	—	(278,744,260)	—
Shares purchased (at a weighted average discount from net asset value of 15.8% in 2023)	—	(92,434)	—	(1,412,997)
Net change	(6,465,663)	3,151,155	$(155,034,463)	$53,789,889
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2024, the Fund recorded matching contributions of  $477,187 and a liability, representing the 2024 discretionary contribution, of $352,761.

Notes To Financial Statements (continued)

7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2024.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the year ended December 31, 2024 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2023	24,022	$13.52
Reinvested dividend equivalents	3,717	20.60
Issued	(14,259)	14.53
Balance at December 31, 2024	13,480	$14.38
At December 31, 2024, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2024 was $289,458.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2024 to officers and directors amounted to $7,626,264, of which $419,000 was paid to non-employee directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2024, $4,061,299 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2024, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes To Financial Statements (continued)

10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2029. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of  $372,808.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	Year Ended December 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of year	$20.56	$17.38	$22.50	$20.06	$17.93
Net investment income	0.16	0.17	0.19	0.17	0.20
Net realized gain (loss) and change in unrealized appreciation	4.46	4.40	(4.18)	5.42	3.01
Total from operations	4.62	4.57	(3.99)	5.59	3.21
Less distributions from:
Net investment income	(0.17)	(0.15)	(0.18)	(0.20)	(0.19)
Net realized gain	(2.33)	(1.15)	(0.89)	(2.78)	(0.84)
Total distributions	(2.50)	(1.30)	(1.07)	(2.98)	(1.03)
Capital share repurchases (note 5)	0.05	—	—	—	—
Reinvestment of distributions (note 5)	(0.09)	(0.09)	(0.06)	(0.17)	(0.05)
Total capital share transactions	(0.04)	(0.09)	(0.06)	(0.17)	(0.05)
Net asset value, end of year	$22.64	$20.56	$17.38	$22.50	$20.06
Market price, end of year	$20.20	$17.71	$14.54	$19.41	$17.29

Total Investment Return (a)
Based on market price	28.1%	31.2%	-19.8%	29.9%	16.4%
Based on net asset value	23.6%	27.5%	-17.3%	29.8%	18.8%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$2,663	$2,550	$2,101	$2,653	$2,227
Ratio of expenses to average net assets	0.56%	0.61%	0.54%	0.56%	0.60%
Ratio of net investment income to average net assets	0.70%	0.90%	0.98%	0.77%	1.12%
Portfolio turnover	61.4%	63.6%	67.7%	64.4%	58.7%
Number of shares outstanding at end of year (in 000’s)	117,586	124,052	120,900	117,872	111,027

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

December 31, 2024
	Shares	Value (a)
Common Stocks — 99.3%
Communication Services — 9.3%
Alphabet Inc. Class A	553,500	$104,777,550
Meta Platforms, Inc. Class A	129,200	75,647,892
Netflix, Inc. (b)	38,322	34,157,165
T-Mobile US, Inc.	84,500	18,651,685
Verizon Communications Inc.	378,300	15,128,217
		248,362,509
Consumer Discretionary — 11.4%
Amazon.com, Inc. (b)	576,800	126,544,152
Booking Holdings Inc.	5,900	29,313,678
Consumer Discretionary Select Sector SPDR Fund	35,100	7,874,685
Home Depot, Inc.	37,900	14,742,721
McDonald’s Corporation	77,500	22,466,475
O’Reilly Automotive, Inc. (b)	17,400	20,632,920
Skechers U.S.A., Inc. Class A (b)	227,300	15,283,652
Tesla, Inc. (b)	121,800	49,187,712
Uber Technologies, Inc. (b)	309,300	18,656,976
		304,702,971
Consumer Staples — 5.7%
Coca-Cola Company	144,000	8,965,440
Colgate-Palmolive Company	186,700	16,972,897
Costco Wholesale Corporation	9,800	8,979,446
PepsiCo, Inc.	47,800	7,268,468
Philip Morris International Inc.	207,935	25,024,977
Post Holdings, Inc. (b)	120,900	13,838,214
Procter & Gamble Company	70,249	11,777,245
Sysco Corporation	196,700	15,039,682
Target Corporation	56,200	7,597,116
Walmart Inc.	406,943	36,767,300
		152,230,785
Energy — 3.5%
Adams Natural Resources Fund, Inc. (c)(f)	2,340,933	50,891,883
Baker Hughes Company	337,200	13,831,944
Chevron Corporation	79,900	11,572,716
Diamondback Energy, Inc.	69,200	11,337,036
Hess Corporation	30,800	4,096,708
		91,730,287

Schedule of Investments (continued)

December 31, 2024
	Shares	Value (a)
Financials — 13.4%
Allstate Corporation	123,700	$23,848,123
American International Group, Inc.	264,600	19,262,880
Bank of America Corp.	848,268	37,281,379
Berkshire Hathaway Inc. Class B (b)	83,043	37,641,731
Discover Financial Services	77,900	13,494,617
Goldman Sachs Group, Inc.	35,200	20,156,224
JPMorgan Chase & Co.	210,763	50,521,999
Mastercard Incorporated Class A	27,562	14,513,322
Morgan Stanley	215,269	27,063,619
PayPal Holdings, Inc. (b)	240,900	20,560,815
PNC Financial Services Group, Inc.	127,700	24,626,945
S&P Global, Inc.	45,800	22,809,774
Visa Inc. Class A	139,761	44,170,066
		355,951,494
Health Care — 9.9%
AbbVie, Inc.	190,800	33,905,160
Boston Scientific Corporation (b)	213,700	19,087,684
Cencora, Inc.	81,000	18,199,080
Cigna Group	73,900	20,406,746
Eli Lilly and Company	49,768	38,420,896
HCA Healthcare, Inc.	49,700	14,917,455
Johnson & Johnson	111,700	16,154,054
Medtronic plc	192,900	15,408,852
Regeneron Pharmaceuticals, Inc. (b)	21,700	15,457,561
Thermo Fisher Scientific Inc.	40,300	20,965,269
UnitedHealth Group Incorporated	32,400	16,389,864
Vertex Pharmaceuticals Incorporated (b)	35,100	14,134,770
Zoetis, Inc. Class A	117,700	19,176,861
		262,624,252
Industrials — 7.8%
Automatic Data Processing, Inc.	89,800	26,287,154
Carrier Global Corporation	325,200	22,198,152
Hubbell Incorporated	47,400	19,855,386
Industrial Select Sector SPDR Fund	166,000	21,872,160
L3Harris Technologies, Inc.	83,000	17,453,240
Parker-Hannifin Corporation	35,300	22,451,859
RTX Corporation	231,200	26,754,464
Trane Technologies plc	61,200	22,604,220
TransDigm Group Incorporated	8,500	10,771,880
Union Pacific Corporation	74,800	17,057,392
		207,305,907

Schedule of Investments (continued)

December 31, 2024
	Shares	Value (a)
Information Technology — 32.4%
Accenture plc Class A	81,119	$28,536,853
Adobe Inc. (b)	18,200	8,093,176
Analog Devices, Inc.	79,000	16,784,340
Apple Inc.	852,600	213,508,092
Arista Networks, Inc. (b)	246,764	27,274,825
Autodesk, Inc. (b)	55,100	16,285,907
Broadcom Inc.	284,200	65,888,928
Cisco Systems, Inc.	374,800	22,188,160
International Business Machines Corporation	129,700	28,511,951
Lam Research Corporation	283,900	20,506,097
Micron Technology, Inc.	149,000	12,539,840
Microsoft Corporation	446,000	187,989,000
NVIDIA Corporation	1,366,300	183,480,427
Oracle Corporation	48,800	8,132,032
Palo Alto Networks, Inc. (b)	25,200	4,585,392
Salesforce, Inc.	57,400	19,190,542
		863,495,562
Materials — 1.7%
Crown Holdings, Inc.	56,200	4,647,178
Freeport-McMoRan, Inc.	322,100	12,265,568
International Flavors & Fragrances Inc.	67,700	5,724,035
Linde plc	53,700	22,482,579
		45,119,360
Real Estate — 2.0%
American Tower Corporation	67,400	12,361,834
AvalonBay Communities, Inc.	36,400	8,006,908
CBRE Group, Inc. Class A (b)	98,200	12,892,678
Prologis, Inc.	59,000	6,236,300
Public Storage	45,000	13,474,800
		52,972,520
Utilities — 2.2%
Constellation Energy Corporation	29,500	6,599,445
Entergy Corporation	163,000	12,358,660
NextEra Energy, Inc.	265,300	19,019,357
Vistra Corp.	38,600	5,321,782
WEC Energy Group, Inc.	161,600	15,196,864
		58,496,108

Schedule of Investments (continued)

December 31, 2024
	Shares	Value (a)
Total Common Stocks
(Cost $1,358,960,039)		$2,642,991,755
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		466,000
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.47% (e)	19,996,360	20,000,359
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.29% (e)	2,226,072	2,226,072
Total Short-Term Investments
(Cost $22,225,901)		22,226,431
Total — 100.1%
(Cost $1,381,335,940)		2,665,684,186
Other Assets Less Liabilities — (0.1)%		(3,160,634)
Net Assets — 100.0%		$2,662,523,552

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the year ended December 31, 2024, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Fund, Inc. (non-controlled)*	2,340,933	2,495,382	1,428,670	2,292,069	50,891,883
Total		$2,495,382	$1,428,670	$2,292,069	$51,357,883

*
The Fund elected to receive 154,159 shares (cost basis $3,486,666) in lieu of cash for certain distributions received in 2024. Cost basis at end of period was $37,456,699.

The accompanying notes are an integral part of the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2025
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2024
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
International Business Machines Corporation	$27,028,261	1.1%
Automatic Data Processing, Inc.	25,542,854	1.0
Broadcom Inc.	25,090,046*	2.5
Carrier Global Corporation	24,405,253	0.8
S&P Global, Inc.	23,093,898	0.9
L3Harris Technologies, Inc.	20,512,828	0.7
Goldman Sachs Group, Inc.	20,330,236	0.8
Accenture plc Class A	19,134,544*	1.1
Boston Scientific Corporation	17,447,002	0.7
Vertex Pharmaceuticals Incorporated	17,409,825	0.5
Autodesk, Inc.	16,956,639	0.6
Medtronic plc	16,867,369	0.6
HCA Healthcare, Inc.	16,535,633	0.6
WEC Energy Group, Inc.	16,381,020	0.6
Skechers U.S.A., Inc. Class A	14,569,184	0.6
American Tower Corporation	14,495,651	0.5
Post Holdings, Inc.	14,221,444	0.5
Discover Financial Services	13,559,905	0.5

Reductions
Apple Inc.	35,546,554	8.0
Advanced Micro Devices, Inc.	33,760,163	—
Microsoft Corporation	32,423,268	7.1
Intuit Inc.	29,610,642	—
Synopsys, Inc.	28,198,692	—
NVIDIA Corporation	28,036,375	6.9
Republic Services, Inc.	27,132,143	—
General Dynamics Corporation	26,138,899	—
Leidos Holdings, Inc.	25,759,758	—
Alphabet Inc. Class A	25,410,111	3.9
Marsh & McLennan Companies, Inc.	21,542,141	—
Charles Schwab Corp.	19,567,596	—
JPMorgan Chase & Co.	19,153,967	1.9

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended December 31, 2024
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Amazon.com, Inc.	$18,794,646	4.8%
DTE Energy Company	17,158,523	—
Danaher Corporation	16,757,429	—
Marathon Petroleum Corporation	16,493,053	—
NIKE, Inc. Class B	15,857,868	—
3M Company	15,193,224	—
Equinix, Inc.	15,170,173	—
Pentair plc	15,022,363	—
Visa Inc. Class A	14,614,490	1.7
Edwards Lifesciences Corporation	14,459,580	—
Cencora, Inc.	14,151,384	0.7
TransDigm Group Incorporated	13,621,610	0.4

*
Addition to an existing position

The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.
Historical Financial Statistics

(unaudited)
Year	(000’s) Value of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2015	$1,472,144	97,914	$15.04	$12.83	$.14	$.79	$—	$.93	6.8%
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
2022	2,100,738	120,900	17.38	14.54	.18	.89	—	1.07	6.3
2023	2,550,393	124,052	20.56	17.71	.15	1.15	—	1.30	8.1
2024	2,662,524	117,586	22.64	20.20	.17	2.33	—	2.50	10.9

*
For 2024, the annual distribution rate is calculated as the total dividends and distributions per share for the year divided by the average of the Fund’s net asset value per share for the four quarter-end periods ending September 30, in accordance with the Managed Distribution Policy adopted in May 2024. Prior to that, the calculation was based on the Fund’s average month-end stock price for the twelve months ended October 31, in accordance with the annual 6% minimum distribution rate commitment then in effect.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed diversified large-cap U.S. equity fund that seeks to outperform the S&P 500 and invests at least 80% of its assets in highly liquid S&P 500 stocks. It has broad flexibility in the selection of stocks, but maintains a “sector neutral” approach, meaning that the Fund’s investments by sector approximate the S&P 500 sector percentages.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
Up to 25% of assets may be invested in any one industry.

•
Up to 20% of assets may be invested in commodities (other than physical commodities), including swaps.

•
Up to 5% of assets may be invested in real property.

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Derivatives Risk. The Fund invests in total return swaps agreements, which entail counterparty credit, liquidity, and equity price risks. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security.
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Policy
In May 2024, the Fund adopted a managed distribution policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024. The commitment is not a guarantee and may be changed by the Board should market or other conditions warrant.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.

Other Information  (continued)

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, registered shareholders with the Fund’s transfer agent, Computershare, should call the Fund at 877-260-8188, or log in to their account to update e-delivery preferences.
Shareholders using brokerage accounts should contact their broker.
Privacy Policy
In order to conduct its business, the Fund, through Computershare, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our Fund. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2024 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
Direct Stock Purchase Plan
The Fund offers a direct stock purchase plan (“Plan”) sponsored and administered by Computershare. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying and selling Fund shares. A brochure which further details the benefits and features of the Plan as well as an enrollment form may be obtained by visiting www.computershare.com/investor or by contacting Computershare at 877-260-8188 (or 1-781-575-2879 if outside the U.S. or Canada).

Other Information  (continued)

(unaudited)
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Share Purchases:
Initial Enrollment no fee
Optional Cash Investments $5.00 transaction fee plus $0.05 per share*
Automatic Checking or Savings Account Deduction $2.50 per investment plus $0.05 per share*
Funds will be withdrawn on the 10th of each month, or the next business day if the 10th is not a business day.
Fees will be deducted from the purchase amount.
Returned check and rejected ACH debit fee is $35.00.
Distributions received in newly issued shares of Common Stock are free and commission-free.
Sale of Shares:
Service Fee $25.00 plus $0.12 per share*
Sale requests processed over the telephone by a a customer service representative will incur an additional $15.00 transaction fee.
Fees are deducted from the proceeds derived from the sale.
* All per share fees include any brokerage commissions Computershare is required to pay.

Initial minimum investment (non-holders) $250
Alternatively, you may authorize a minimum of five (5) monthly automatic deductions of  $50 each from your bank account to fund your initial investment.
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year $250,000
Mailing Address:
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940‑3078
Website: www.computershare.com/investor
E‑mail: web.queries@computershare.com

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Kenneth J. Dale (68) 2008 Chair of the Board Class II, Term expires 2026	Retired Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (72) 2006 Class III, Term expires 2027	Private Investor	Two
Mary Chris Jammet (57) 2020 Class II, Term expires 2026	Principal Bristol Partners LLC	Two	MGM Resorts International Western Alliance Bancorporation
Lauriann C. Kloppenburg (64) 2017 Class I, Term expires 2025	Former Executive in Residence Champlain College Adviser to investment foundations and trusts	Two	Transamerica Funds (3 registrants)
Jane Musser Nelson (66) 2021 Class III, Term expires 2027	Adviser to investment firms, foundations, and trusts	Two
Interested Directors
James P. Haynie (62) 2023 Class I, Term expires 2025	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Natural Resources Fund, Inc.	Two
Mark E. Stoeckle (68) 2013 Class III, Term expires 2027	Retired Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. Retired President Adams Diversified Equity Fund, Inc.	Two
The address for each Director is the Fund’s office. Mr. Haynie is an interested person because he serves as the Fund’s Chief Executive Officer. Mr. Stoeckle is deemed to be an interested person based on his previous role as the Fund’s Chief Executive Officer, which ended with his retirement in April 2023.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
James P. Haynie, CFA (62) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2023); President of Adams Natural Resources Fund, Inc.; Executive Vice President of the Fund (prior to 2023)
D. Cotton Swindell, CFA (61) 2002	President (since 2023); Executive Vice President (prior to 2023)
Brian S. Hook, CFA, CPA (55) 2008
Vice President and Chief Financial Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2023); Vice President, Chief Financial Officer, and Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2023)

Janis F. Kerns (61) 2018	Vice President, General Counsel, Secretary, and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc.
Gregory W. Buckley (54) 2013	Vice President – Research of the Fund; Executive Vice President of Adams Natural Resources Fund, Inc. (since 2023); Vice President – Research of Adams Natural Resources Fund, Inc. (prior to 2023)
Xuying Chang, CFA (48) 2014	Vice President – Research
Steven R. Crain, CFA (53) 2012	Vice President – Research
Michael A. Kijesky, CFA (54) 2009	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
Michael E. Rega, CFA (65) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
David R. Schiminger, CFA (53) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (49) 2015	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
William H. Reinhardt (41) 2023	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc. (since 2024); Senior Research Analyst of the Fund (2023); Senior Equity Analyst, Monarch Partners (prior to 2023)
Christine M. Sloan, CPA (52) 1999	Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (since 2023); Assistant Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (prior to 2023)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940‑3078 (877) 260‑8188 Website: www.computershare.com/us E‑mail: info@computershare.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

 Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Kenneth J. Dale, Frederich A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2024 and 2023 were $128,112 and $122,011, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2024 or 2023.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2024 and 2023 were $16,015 and $14,310, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2024 and 2023 were $1,696 and $725, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

	(2)	Zero percent of services performed by PricewaterhouseCoopers LLP pursuant to paragraphs (b) through (d) for the registrant in 2024 and 2023 were approved pursuant to pre-approval waivers described in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2024 and 2023 were $17,711 and $15,035 respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

(i) Not applicable.

(j) Not applicable.

 Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Kenneth J. Dale, Frederich A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we generally vote against operating company proposals to create a staggered board of directors. We support closed-end fund proposals to create a staggered board of directors. In conformance with these principals, for operating companies in the portfolio, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, James P. Haynie, Chief Executive Officer, and D. Cotton Swindell, President, comprise the two-person portfolio management team for the registrant. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015, and Executive Vice President until April 20, 2023. D. Cotton Swindell has been a member of the portfolio management team since January 21, 2015, serving as Executive Vice President until April 20, 2023. Prior thereto, Mr. Swindell served as Vice President - Research beginning in 2004, and as a research analyst beginning in 2002. Mr. Haynie is the lead member of the portfolio management team. Messrs. Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2024, Mr. Haynie also serves on the portfolio management team as Chief Executive Officer and President for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $636,334,398. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2024, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised primarily of independent director members of the Board of Directors ("Committee"). The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Funds Category. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio manager receives from PEO is the same as that for the registrant with the exception that the portfolio manager's incentive compensation is based on a comparison with the performance of a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector.

(4) Using a valuation date of December 31, 2024, Messrs. Haynie and Swindell each beneficially owned equity securities in the registrant valued over $1,000,000.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/24-1/31/24	0		$--	0	4,828,818
2/1/24-2/28/24	0		--	0	4,828,818
3/1/24-3/31/24	0		--	0	4,828,818
4/1/24-4/30/24	0		--	0	4,828,818
5/1/24-5/31/24	0		--	0	17,233,992
6/1/24-6/30/24	0		--	0	17,233,992
7/1/24-7/31/24	0		--	0	17,233,992
8/1/24-8/31/24	12,405,174	*	22.47	12,405,174	4,828,818
9/1/24-9/30/24	0		--	0	4,828,818
10/1/24-10/31/24	0		--	0	4,828,818
11/1/24-11/30/24	0		--	0	4,828,818
12/1/24-12/31/24	0		--	0	4,828,818
Total	12,405,174		$22.47	12,405,174

* Purchases pursuant to a tender offer.

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the registrant announced an enhanced discount management and liquidity program whereby the registrant will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the registrant will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. A tender offer was announced on May 24, 2024.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018. The share amount approved in 2024 for the tender offer was 10% of then-outstanding shares, or 12,405,174 shares.

(2c) The share repurchase plan has no expiration date. The tender offer expired on August 2, 2024.

(2d) The tender offer expired during the period covered by the above table.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

On June 2, 2024, the Board of Directors adopted updated requirements related to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors. The Amended and Restated Bylaws ("Bylaws"), filed as an attachment to the registrant’s Form 8-K filed on June 6, 2024, include updates to director nominee qualifications and related disclosure and certification requirements required in shareholder nominee submissions. The Bylaws clarify experience and service standards for director nominees, including matters related to conduct and fiduciary responsibilities. The changes also clarify related disclosure and certification requirements in shareholder nominee submissions.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1)	Gross income from securities lending activities was $142,259.

(2)	Rebates paid to borrowers were $94,228, fees deducted from a pooled cash collateral reinvestment product were $537, and revenue generated by the securities lending program paid to the securities lending agent was $14,243.

(3)	The aggregate fees related to securities lending activities were $109,008.

(4)	Net income from securities lending activities was $33,251.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

	(2)	Not applicable.

	(3)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(4)	Not applicable.

	(5)	Not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	February 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	February 21, 2025

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	February 21, 2025